Regulatory Assets and Liabilities	12 Months Ended
Dec. 31, 2019
Regulated Operations [Abstract]
Regulatory Assets and Liabilities
REGULATORY ASSETS AND LIABILITIES
Regulatory assets and liabilities arise as a result of the rate-setting process. Hydro One has recorded the following regulatory assets and liabilities:

December 31 (millions of dollars)	2019	2018
Regulatory assets:
Deferred income tax regulatory asset	1,128	908
Pension benefit regulatory asset	1,125	547
Environmental	141	165
Post-retirement and post-employment benefits	105	—
Post-retirement and post-employment benefits - non-service cost	77	39
Foregone revenue deferral	67	—
Stock-based compensation	42	43
Debt premium	17	22
Distribution system code exemption	—	10
Other	26	29
Total regulatory assets	2,728	1,763
Less: current portion	(52)	(42)
	2,676	1,721

Regulatory liabilities:
Tax rule changes variance	44	5
Distribution rate riders	42	6
Pension cost differential	31	55
Green energy expenditure variance	31	52
Retail settlement variance account	23	39
Earnings sharing mechanism deferral	21	—
External revenue variance	6	26
Deferred income tax regulatory liability	5	86
Post-retirement and post-employment benefits	—	130
Other	9	18
Total regulatory liabilities	212	417
Less: current portion	(45)	(91)
	167	326

Deferred Income Tax Regulatory Asset and Liability
Deferred income taxes are recognized on temporary differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable income. The Company has recognized regulatory assets and liabilities that correspond to deferred income taxes that flow through the rate-setting process. In the absence of rate-regulated accounting, the Company’s income tax expense would have been recognized using the liability method and there would be no regulatory accounts established for taxes to be recovered through future rates. As a result, the 2019 income tax expense would have been higher by approximately $221 million (2018 - lower by $686 million).
On September 28, 2017, the OEB issued its decision and order on Hydro One Networks' 2017 and 2018 transmission rates revenue requirements (Original Decision). In its Original Decision, the OEB concluded that the net deferred tax asset resulting from transition from the payments in lieu of tax regime under the Electricity Act, 1998 (Ontario) to tax payments under the federal and provincial tax regime should not accrue entirely to Hydro One Limited shareholders and that a portion should be shared with ratepayers. On November 9, 2017, the OEB issued a decision and order that calculated the portion of the tax savings that should be shared with ratepayers. The OEB's calculation would result in an impairment of a portion of both Hydro One Networks' transmission and distribution deferred income tax regulatory asset. In October 2017, the Company filed a Motion to Review and Vary (Motion) the Original Decision and filed an appeal with the Ontario Divisional Court (Appeal). In both cases, the Company's position was that the OEB made errors of fact and law in its determination of allocation of the tax savings between the shareholders and ratepayers. On December 19, 2017, the OEB granted a hearing of the merits of the Motion which was held on February 12, 2018. On August 31, 2018, the OEB granted the Motion and returned the portion of the Original Decision relating to the deferred tax asset to an OEB panel for reconsideration.
On March 7, 2019, the OEB issued its reconsideration decision and concluded that their Original Decision was reasonable and should be upheld. Also, on March 7, 2019 the OEB issued its decision for Hydro One Networks’ 2018-2022 distribution rates, in which it directed the Company to apply the Original Decision to Hydro One Networks’ distribution rates. As a result, as at December 31, 2018, the Company recognized an impairment charge of Hydro One Networks' distribution deferred income tax regulatory asset of $474 million and Hydro One Networks' transmission deferred income tax regulatory asset of $558 million, an increase in deferred income tax regulatory liability of $81 million, and a decrease in the foregone revenue deferral regulatory asset of $68 million. The regulatory balances relating to deferred tax asset sharing will continue to decrease as the tax savings are shared with ratepayers. Notwithstanding the recognition of the effects of the decision in the financial statements, on April 5, 2019, the Company filed an appeal with the Ontario Divisional Court with respect to the OEB's deferred tax benefit decision. The appeal was heard on November 21, 2019 and a decision is pending.
Pension Benefit Regulatory Asset
In accordance with OEB rate orders, pension costs are recovered on a cash basis as employer contributions are paid to the pension fund in accordance with the Pension Benefits Act (Ontario). The Company recognizes the net unfunded status of pension obligations on the Consolidated Balance Sheets with an offset to the associated regulatory asset. A regulatory asset is recognized because management considers it to be probable that pension benefit costs will be recovered in the future through the rate-setting process. The pension benefit obligation is remeasured to the present value of the actuarially determined benefit obligation at each year end based on an annual actuarial report, with an offset to the associated regulatory asset, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, OCI would have been lower by $597 million (2018 - higher by $435 million) and OM&A expenses would have been lower by $20 million (2018 - higher by $1 million).
Environmental
Hydro One records a liability for the estimated future expenditures required to remediate environmental contamination. A regulatory asset is recognized because management considers it to be probable environmental expenditures will be recovered in the future through the rate-setting process. The Company has recorded an equivalent amount as a regulatory asset. In 2019, the environmental regulatory asset decreased by $3 million (2018 - $15 million)to reflect related changes in the Company’s PCB and LAR environmental liabilities. The environmental regulatory asset is amortized to results of operations based on the pattern of actual expenditures incurred and charged to environmental liabilities. The OEB has the discretion to examine and assess the prudency and the timing of recovery of all of Hydro One’s actual environmental expenditures. In the absence of rate-regulated accounting, 2019 OM&A expenses would have been lower by $3 million (2018 - $15 million). In addition, 2019 amortization expense would have been lower by $25 million (2018 - $22 million), and 2019 financing charges would have been higher by $4 million (2018 - $6 million).
Post-Retirement and Post-Employment Benefits
In accordance with OEB rate orders, post-retirement and post-employment benefits costs are recovered on an accrual basis. The Company recognizes the net unfunded status of post-retirement and post-employment obligations on the Consolidated Balance Sheets with an incremental offset to the associated regulatory assets. A regulatory asset is recognized because management considers it to be probable that post-retirement and post-employment benefit costs will be recovered in the future through the rate-setting process. The post-retirement and post-employment benefit obligation is remeasured to the present value of the actuarially determined benefit obligation at each year end based on an annual actuarial report, with an offset to the associated regulatory asset or liability as the case may be, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, 2019 OCI would have been lower by $235 million (2018 - higher by $166 million).
Post-Retirement and Post-Employment Benefits - Non-Service Cost
Hydro One applied to the OEB for a regulatory asset account to record the components other than service costs relating to its post-retirement and post-employment benefits that would have previously been capitalized to property, plant and equipment and intangible assets prior to adoption of ASU 2017-07. In May 2018 and March 2019, the OEB approved the regulatory asset account for Hydro One Networks' transmission business and distribution business, respectively. Hydro One has recorded the components other than service costs relating to its post-retirement and post-employment benefits that would have been capitalized to property, plant and equipment and intangible assets, in the Post-Retirement and Post-Employment Benefits - Non-Service Cost regulatory asset. Hydro One proposed disposition methodologies for the accumulated balance in the 2020-2022 transmission rate application which is pending an OEB decision.
Foregone Revenue Deferral
The foregone revenue deferral account is primarily made up of the difference between revenue earned based on distribution rates approved by the OEB in Hydro One Networks' 2018-2022 distribution rates application, effective May 1, 2018, and revenue earned under the interim rates until the approved 2018 and 2019 rates were implemented on July 1, 2019. The balance of this account is being recovered from ratepayers over an 18-month period ending December 31, 2020. The foregone revenue deferral account also records the difference between revenue earned based on transmission rates approved by the OEB in Hydro One Networks' 2019 transmission rate application, effective May 1, 2019, and the revenue earned under the interim rates until the approved 2019 rates were implemented on July 1, 2019. The balance of this account was being recovered from ratepayers over a 6-month period ended December 31, 2019. The 2019 revenue requirement related to NRLP (see Note 1 - Description of the Business and Note 4 - Business Combinations) is also recorded in this account.
Stock-based Compensation
The Company recognizes costs associated with share grant plans in a regulatory asset as management considers it probable that share grant plans' costs will be recovered in the future through the rate-setting process. In the absence of rate-regulated accounting, there would be no material impact to OM&A expenses (2018 - OM&A expenses would be higher by $1 million). Share grant costs are transferred to labour costs at the time the share grants vest and are issued, and are recovered in rates in accordance with recovery of said labour costs.
Debt Premium
The value of debt assumed in the acquisition of HOSSM has been recorded at fair value in accordance with US GAAP - Business Combinations. The OEB allows for recovery of interest at the coupon rate of the Senior Secured Bonds and a regulatory asset has been recorded for the difference between the fair value and face value of this debt. The debt premium is recovered over the remaining term of the debt.
Distribution System Code (DSC) Exemption
In June 2010, Hydro One Networks filed an application with the OEB regarding the OEB’s new cost responsibility rules contained in the OEB’s October 2009 Notice of Amendment to the DSC, with respect to the connection of certain renewable generators that were already connected or that had received a connection impact assessment prior to October 21, 2009. The application sought approval to record and defer the unanticipated costs incurred by Hydro One Networks that resulted from the connection of certain renewable generation facilities. The OEB ruled that identified specific expenditures can be recorded in a deferral account subject to the OEB’s review in subsequent Hydro One Networks distribution applications. In 2015, the OEB also approved Hydro One’s request to discontinue this deferral account. The remaining balance in this account at December 31, 2016, including accrued interest, was approved for disposition by the OEB in March 2019, and was transferred to the 2019-2020 Rate Rider.
Tax Rule Changes Variance
The 2019 federal and Ontario budgets (Budgets) provided certain time-limited investment incentives permitting Hydro One to deduct accelerated capital cost allowance of up to three times the first-year rate for capital investments acquired after November 20, 2018 and placed in-service before January 1, 2028. The Budgets measures enacted in the second quarter of 2019 required Hydro One to refund the tax benefits related to the accelerated depreciation rules to ratepayers. The tax benefit to be returned to ratepayers in the future gave rise to a regulatory liability and resulted in a decrease in revenues as current rates do not include the benefit of the accelerated tax; therefore, the revenue subject to refund cannot be recognized.
Distribution Rate Riders
In March 2019, as part of its decision on Hydro One Networks' distribution rates application for 2018-2022, the OEB approved the disposition of certain deferral and variance accounts which were accumulated in a 2019-2020 Rate Rider. The Distribution Rate Riders balance includes the 2019-2020 Rate Rider, where amounts are currently being disposed of over an 18-month period ending December 31, 2020, and the 2015-2017 Rate Rider balance, representing over-collected amounts to be returned to ratepayers in a future rate application.
Pension Cost Differential
Variances between the pension cost recognized and the cost embedded in rates as part of the rate-setting process for Hydro One Networks' transmission business are recognized as a regulatory asset or regulatory liability, as the case may be. Similar variances were recognized for the distribution business prior to January 1, 2018, but are no longer recognized based on the March 7, 2019 decision. In March 2019, the OEB approved the disposition of the distribution business portion of the balance as at December 31, 2016, including accrued interest, and the balance was transferred to the 2019-2020 Rate Rider. The transmission portion of the balance as at December 31, 2018, including accrued interest, was requested for disposition in the 2020-2022 transmission rate application. On March 26, 2019, the Company filed a motion to review and vary the OEB's decision as it relates to rates revenue requirement recovery of employer pension costs. Concurrently, the Company filed an appeal with the Ontario Divisional Court. The appeal was held in abeyance pending the outcome of the motion made before the OEB. During the year, the Company reflected a portion of pension costs incurred in the Hydro One Networks' distribution Pension Cost Differential regulatory account, pending the outcome of the motion before the OEB. On December 19, 2019, the OEB affirmed its earlier decision with respect to recovery of the revenue requirement associated with pension costs. As a result, Hydro One derecognized the portion relating to pension costs charged to operations as a reversal of revenues of $13 million as this amount is no longer probable for recovery. Hydro One also transferred to property, plant and equipment and intangible assets the portion attributable to capital expenditures in the amount of $37 million. Hydro One has decided to discontinue its appeal of the OEB decision with the Ontario Divisional Court. In the absence of rate-regulated accounting, 2019 revenue would have been higher by $5 million (2018 - $29 million).
Green Energy Expenditure Variance
In April 2010, the OEB requested the establishment of deferral accounts which capture the difference between the revenue recorded on the basis of Green Energy Plan expenditures incurred and the actual recoveries received. The smart grid variance account balance as at December 31, 2016, including accrued interest, was approved for disposition by the OEB in March 2019, and was transferred to the 2019-2020 Rate Rider.
Retail Settlement Variance Account (RSVA)
Hydro One has deferred certain retail settlement variance amounts under the provisions of Article 490 of the OEB’s Accounting Procedures Handbook. The RSVA account tracks the difference between the cost of power purchased from the Independent Electricity System Operator (IESO) and the cost of power recovered from ratepayers. The balance as at December 31, 2014, including accrued interest, was approved for disposition by the OEB in March 2019, and was transferred to the 2019-2020 Rate Rider.
Earnings Sharing Mechanism Deferral
In March 2019, the OEB approved the establishment of an earnings sharing mechanism deferral account for Hydro One Networks distribution to record over-earnings, if any, realized for any year from 2018 to 2022. Under this mechanism, Hydro One shares 50% of regulated earnings that exceed the OEB-approved regulatory return-on-equity by more than 100 basis points with distribution ratepayers. This account is asymmetrical to the benefit of ratepayers.
External Revenue Variance
The external revenue variance account balance reflects the difference between actual export service revenue and external revenues from secondary land use, and the OEB-approved amounts. The account also records the difference between actual net external station maintenance, engineering and construction services revenue, and other external revenue, and the OEB-approved amounts. In September 2017, the OEB approved the disposition of the external revenue variance account as at December 31, 2015, including accrued interest, which was returned to customers over a two-year period ended December 31, 2018. The balance as at December 31, 2018, including accrued interest, was requested for disposition in the 2020-2022 transmission rate application.